UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

Delmar Bancorp

(Exact name of registrant as specified in its charter)

Maryland	033-21202	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 548-1100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 18, 2019, Delmar Bancorp (the “Company”) filed a Form 8-K reporting the completion, on November 15, 2019, of its acquisition of Virginia Partners Bank (“Partners”). In that filing, the Company indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K.  This amendment to the Company’s November 18, 2019 Form 8-K is being filed to provide such financial information, which is attached as Exhibits 99.1, 99.2 and 99.3 to this report.

Item 9.01	Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired.

(i)       The audited consolidated balance sheets of Partners as of December 31, 2018 and 2017, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for each of the two years in the period ended December 31, 2018, and the related notes and report of independent auditors thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein (collectively, the “Partners Audited Financial Information").

(ii)       The unaudited consolidated balance sheet of Partners as of September 30, 2019, the unaudited consolidated statements of income for the three and nine months ended September 30, 2019 and 2018, the unaudited consolidated statements of comprehensive income for the three and nine months ended September 30, 2019 and 2018, the unaudited consolidated statements of changes in shareholders' equity for the three and nine months ended September 30, 2019 and 2018, and the unaudited consolidated statements of cash flows for the nine months ended September 30, 2019 and 2018, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein (collectively, the “Partners Unaudited Financial Information”).

(b)       Pro Forma Financial Information. Unaudited pro forma combined balance sheet of the Company and Partners as of September 30, 2019, and the unaudited pro forma combined statements of income for the nine months ended September 30, 2019 and for the year ended December 31, 2018, and the related notes to the unaudited pro forma combined financial information, are attached hereto as Exhibit 99.3 and incorporated by reference herein (collectively, the “Pro Forma Financial Information”).

(d)        Exhibits.

Number	Description
23.1	Consent of Yount, Hyde & Barbour P.C.
99.1	Partners Audited Financial Information
99.2	Partners Unaudited Financial Information
99.3	Pro Forma Financial Information

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR BANCORP

	By:	/s/ Lloyd B. Harrison, III
Name: Lloyd B. Harrison, III
Title: Chief Executive Officer

Dated: January 28, 2020